SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): January 29, 2002
                                ----------------




                              FNB Bancshares, Inc.
                              --------------------
                            (Exact name of registrant
                          as specified in its charter)




  South Carolina             000-22505             57-1033165
--------------------------------------------------------------------------------
     (State or other        (Commission          (I.R.S. Employer
     jurisdiction of        File Number)          Identification No.)
     incorporation)




             217 North Granard Street, Gaffney, South Carolina 29341
            --------------------------------------------------------
               (Address of principal executive offices) (Zip Code)




       Registrant's telephone number, including area code: (864) 488-2265
                                 --------------




                                 Not Applicable
                      -----------------------------------
         (Former name or former address, if changed since last report.)


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Item 5.  Other Events.

On January 29, 2002, we announced the appointment of Ms Kimberly Barrs as Chief Financial Officer as well as Secretary and Treasurer of our company and Bank Security and Compliance Officer for our bank effective January 21, 2002. Ms. Barrs was most recently a Senior Manager with KPMG LLP in Greenville, South Carolina. Ms. Barrs replaces John Hobbs, whose has resigned as our Chief Financial Officer. Mr. Hobbs was the Chief Financial Officer of our company since our inception.

A copy of this press release is attached as Exhibit 99.1 to this Form 8-K

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c) The following information is filed as an exhibit to the Current Report on Form 8-K:

Exhibit No. 99.1 - Description:     Press release issued January 29, 2002








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


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    FNB BANCSHARES, INC.



                                    By:      /s/ V. Stephen Moss
                                       ----------------------------------------
                                    Name:  V. Stephen Moss
                                    Title: President and Chief Executive Officer

Dated: January 29, 2002



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